Exhibit 10.19


                                SECOND AMENDMENT


     SECOND AMENDMENT (this "Amendment"), dated as of October 1, 2004, among Continental Global Group, Inc., a Delaware corporation (the "Company"), N.E.S. Investment Co. ("N.E.S.") and Wayzata Investment Partners LLC ("Wayzata"). Initial capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Restructuring Agreement referred to below.
                              W I T N E S S E T H:


         A. The Company, N.E.S. and Wayzata (collectively, the parties) are parties to that certain Restructuring Agreement dated as of July 22, 2004 and amended as of July 30, 2004 (as so amended the "Restructuring Agreement"), pursuant to which the parties agreed to certain terms for the restructuring of the Company;

         B. Pursuant to Section 5(b) of the Restructuring Agreement, N.E.S. is required, assuming that the Exchange Offer is consummated as provided in the Restructuring Agreement, to remit, on the date that is one year from the Closing Date, two million dollars to the Company, or at the direction of the Company, to the Trustee for the benefit of the holders of the New Notes;

         C. Pursuant to Section 5(c) of the Restructuring Agreement, N.E.S. is required on the Closing Date to provide to the Trustee a letter of credit, in a form and from an issuer reasonably satisfactory to the Trustee, in the face amount of two million dollars in respect of N.E.S.' obligation to make the payment described in the first sentence of Section 5(b) of the Restructuring Agreement;

         D. The Company has requested that N.E.S. and Wayzata amend the Restructuring Agreement to provide (i) that the two million dollar payment referenced in Section 5(b) be made to the Wells Fargo Bank, National Association, as Exchange Agent (the "Exchange Agent") pursuant to the Exchange Agent Agreement with the Company (as amended from time to time, the "Exchange Agent Agreement"), and (ii) that the letter of credit referenced in Section 5(c) of the Restructuring Agreement be provided to the Exchange Agent rather than the Trustee;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  I. AMENDMENTS

         Effective on the date hereof:

         (a) The first sentence of 5(b) is deleted and in substitution therefor the following sentence is added:

                           Assuming that the Exchange Offer is consummated as
                  herein provided, on the date that is one year from the Closing Date, N.E.S. shall remit Two Million Dollars ($2,000,000) to the Wells Fargo Bank, National Association, as Exchange Agent (the "Exchange Agent") pursuant to the Exchange Agent Agreement with the Company (as amended from time to time, the "Exchange Agent Agreement"), which amount shall be paid over as provided in Paragraph 8 of the Exchange Agent Agreement, and which amount shall be in the form of a subordinated loan from N.E.S. to the Company or a contribution to capital, as determined by N.E.S. in its sole discretion.

         (b) Section 5(c) of the Restructuring Agreement is amended by the substitution of the term "Exchange Agent" for the term "Trustee" each time the latter term appears therein.

                                II. MISCELLANEOUS

                  (a) Full Force and Effect; Limited Amendment. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Restructuring Agreement or any other document referred to therein or herein.

                  (b) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

                  (c) Successors and Assigns. This Amendment and the Restructuring Agreement shall be binding upon and inure to the benefit of each party and their respective successors and assigns to the extent permitted in the Restructuring Agreement.

                  (d) Governing Law. THIS AMENDMENT AND THE RESTRUCTURING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.



                            [signature page follows]

                      [Signature Page to Second Amendment]
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                          CONTINENTAL GLOBAL GROUP, INC.


                          By:
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                          Name:
                               -------------------------------------------
                          Title:
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                          Wayzata Investment Partners LLC


                          By:
                             ---------------------------------------------
                          Name:
                               -------------------------------------------
                          Title:
                                ------------------------------------------



                          N.E.S. INVESTMENT CO.


                          By:
                             ---------------------------------------------
                          Name:
                               -------------------------------------------
                          Title:
                                ------------------------------------------